Exhibit 99.22

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	July-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		8/7/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		8/7/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period		35,407.50	4,800,580.49			4,835,987.99

RECEIPTS
Cash Sales
Accounts Receivable		6,851.89				6,851.89
Interest Income			7,959.89			7,959.89
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts		250,000.00				250,000.00
Other (attach list)		87,012.73				87,012.73

TOTAL RECEIPTS		343,864.62	7,959.89			351,824.51

DISBURSEMENTS
Business - Ordinary Operations		54,771.94				54,771.94
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts			250,000.00			250,000.00
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		183,242.05				183,242.05
U. S. Trustee Quarterly Fee		5,250.00				5,250.00
Court Costs

TOTAL DISBURSEMENTS		243,263.99	250,000.00			493,263.99

Balance at End of Month (See Note Below)		136,008.13	4,558,540.38			4,694,548.51
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						493,263.99
Less: Transfers to Other DIP Accounts						250,000.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						243,263.99

Balance at End of month excludes the following: Miscellaneous cash of $0.79.

THREE-FIVE SYSTEMS, INC.

YTD 7/31/2006

TFS Corp 7/31/06

Income Statement (Totals may not add due to rounding.)

Net Sales	0
Total Cost of Sales	0
Gross Margin	0
Total SG&A	2,547,108
Loss (Gain) on Sale of Assets	(27,433)
Total Operating Expenses	2,519,675
Operating Income (Loss)	(2,519,675)
Interest Income	218,383
Other Income	14,257
Interest & Other Inc/(Exp)	232,640
Profit (Loss) Before Tax	(2,287,035)
Income Taxes	(255)
Net Income (Loss)	(2,286,780)

Balance Sheet (Unaudited) Totals may not add due to rounding.

YTD 7/31/2006

TFS Corp 7/31/06

ASSETS

CASH AND CASH EQUIVALENT	4,694,549
ACCOUNTS RECEIVABLE PRE	47,378
ACCOUNTS RECEIVABLE POST	19,999
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	(288)
OTHER CURRENT ASSETS	1,238,778

TOTAL CURRENT ASSETS	21,070,663

NET FIXED ASSETS	0

OTHER ASSETS	2,215,746
INVESTMENT TFS DI	100

TOTAL ASSETS	23,286,509

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,871,744
ACCOUNTS PAYABLE POST	695,907
OTHER ACCRUED LIABILITIES PRE	649,788
OTHER ACCRUED LIABILITIES POST	240,603

TOTAL CURRENT LIABILITIES	5,458,042

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	5,458,042

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(2,286,780)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	17,828,467

TOTAL LIABILITIES & EQUITY	23,286,509

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	67,376.20	2,049.15	0.00	65,327.05
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	67,376.20	2,049.15	0.00	65,327.05

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00		(217,899.00)	0.00
Accumulated Depreciation	(217,899.00)		217,899.00	0.00
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
WROTE OFF BALANCES AS HAVE NO FIXED ASSETS.

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	13,849	16,087	1,162	0	(3,400)
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	682,058	481,228	39,632	62,716	98,483
Secured Debt	0
Other Accrued - Post Petition	240,603	240,603

Total Post-Petition Liabilities	936,510	737,918	40,793	62,716	95,083
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		25,825.51	405,622.32

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		183,242.05	2,745,464.94

Total Payments to Professionals

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
July 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Bill Pmt -Check	1337	07/25/2006	SALTICH	expense reimbursement	(102.41)	B of A Checking	Pay	Post
Payroll		07/13/2006	Jack Saltich	Payroll	(12,861.55)
Payroll		07/27/2006	Jack Saltich	Payroll	(12,861.55)

				Total for current month	(25,825.51)

				Jun-06	(49,188.80)
				May-06	(25,827.29)
				Apr-06	(25,814.48)
				Mar-06	(31,765.13)
				Feb-06	(30,024.39)
				Jan-06	(39,368.08)
				Dec-05	(52,158.18)
				Nov-05	(44,835.62)
				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(405,622.32)

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
July 2006

Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

07/14/2006	BRIDGE	80% fees & 100% expenses May 2006	(57,563.88)	B of A Checking	Pay	Post
07/17/2006	JENNINGS	80% fees & 100% expenses May 2006	(22,179.51)	B of A Checking	Pay	Post
07/21/2006	SQUIRE	80% fees & 100% expenses May 2006	(103,498.66)	B of A Checking	Pay	Post

	Total for current month		(183,242.05)

	Jun-06		(259,913.46)
	May-06		(285,834.39)
	Apr-06		(416,473.71)
	Mar-06		(293,077.14)
	Feb-06		(200,816.54)
	Jan-06		(143,005.38)
	Dec-05		(724,190.95)
	Nov-05		(238,911.32)
	Oct-05		0.00
	Sep-05		0.00
	TOTAL TO DATE		(2,745,464.94)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE
			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?				X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	2

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006.

Identify any matters that are delaying the filing of a plan of reorganization:
None

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
July 2006

Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

WIRE	07/14/2006	BRIDGE	80% fees & 100% expenses May 2006	(57,563.88)	B of A Checking	Pay	Post
WIRE	07/17/2006	JENNINGS	80% fees & 100% expenses May 2006	(22,179.51)	B of A Checking	Pay	Post
WIRE	07/21/2006	SQUIRE	80% fees & 100% expenses May 2006	(103,498.66)	B of A Checking	Pay	Post
1325	07/25/2006	ADP		(17.00)	B of A Checking	Pay	Post
1326	07/25/2006	BAKERBOTTS		(651.42)	B of A Checking	Pay	Post
1327	07/25/2006	BANKOFNY	transfer agent	(1,826.67)	B of A Checking	Pay	Post
1328	07/25/2006	BOFA	bank fees	(267.86)	B of A Checking	Pay	Post
1329	07/25/2006	BOWNE		(516.00)	B of A Checking	Pay	Post
1330	07/25/2006	CPT	claims agent administrative charges Dec05-May06	(6,765.35)	B of A Checking	Pay	Post
1331	07/25/2006	EEW		(110.00)	B of A Checking	Pay	Post
1332	07/25/2006	FIRSTCOL		(759.20)	B of A Checking	Pay	Post
1333	07/25/2006	HQGLOBAL	August rent	(5,626.39)	B of A Checking	Pay	Post
1334	07/25/2006	IRON	offsite storage of records	(669.03)	B of A Checking	Pay	Post
1335	07/25/2006	PR NEWSWIRE		(305.00)	B of A Checking	Pay	Post
1336	07/25/2006	RENA	temporary services - payroll accountant	(482.80)	B of A Checking	Pay	Post
1337	07/25/2006	SALTICH	expense reimbursement	(102.41)	B of A Checking	Pay	Post
1338	07/25/2006	ULTRADNS		(120.07)	B of A Checking	Pay	Post
1339	07/25/2006	USTRUSTEE	Q2 2006	(5,000.00)	B of A Checking	Pay	Post
1340	07/25/2006	USTRUSTEE	Q2 2006	(250.00)	B of A Checking	Pay	Post
BANK/ADP CHARGES	07/31/2006	BANK/ADP CHARGES		(415.81)	B of A Checking	Pay	Post
FSA FUNDING		FSA FUNDING			B of A Checking	Pay	Post
PAYROLL	07/11/2006	PAYROLL	Auto deposit amounts	(10,815.93)	B of A Checking	Pay	Post
PAYROLL	07/13/2006	PAYROLL	Taxes	(7,034.96)	B of A Checking	Pay	Post
PAYROLL	07/25/2006	PAYROLL	Auto deposit amounts	(11,049.99)	B of A Checking	Pay	Post
PAYROLL	07/27/2006	PAYROLL	Taxes	(7,236.05)	B of A Checking	Pay	Post
			Total Post Payments	(243,263.99)	B of A Checking
			Total Payments	(243,263.99)	B of A Checking

103445	07/17/2006	REDPOST	payment by subsidiary	6,851.89	B of A Checking	Rcpt	Post
	07/24/2006	ROBERT HALF	refund of deposit	4,816.00	B of A Checking	Rcpt	Post
	07/27/2006	VITELCOM	interest settlement	82,196.73	B of A Checking	Rcpt	Post
			Total Receipts	93,864.62	B of A Checking

Transfer	07/13/2006	Transfer from MM		100,000.00	B of A Checking	Tfr	Post
Transfer	07/21/2006	Transfer from MM		150,000.00	B of A Checking	Tfr	Post
			Total Transfers	250,000.00	B of A Checking

			Net Activity	100,600.63

			Beginning Balance	35,407.50	B of A Checking
			Calculated Ending Balance	136,008.13	B of A Checking

			Balance per cash log	136,008.13	B of A Checking
			Difference	0.00	B of A Checking

			Ending Cash - Bank of America Checking	136,008.13
			Ending Cash - Bank of America Money Market	4,558,540.38
			Ending Cash - SVB	0.00
			Petty Cash	0.00
			Merrill Lynch	0.79
			Cash - SVB CD (Interest)	0.00
			Total Cash Per Balance Sheet	4,694,549.30

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
July 2006

Type	Num	Date	Name	Further Despription	Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Transfer	Transfer	07/13/2006	Transfer to Checking		(100,000.00)	B of A MM	Tfr	Post
Transfer	Transfer	07/21/2006	Transfer to Checking		(150,000.00)	B of A MM	Tfr	Post
				Total Transfers	(250,000.00)	B of A MM

Deposit		06/30/2006		008110000 (INTEREST INCOME)	7,959.89	B of A MM	Rcpt	Post
				Total Receipts	7,959.89	B of A MM

				Net Activity	(242,040.11)	B of A MM

				Beginning Balance	4,800,580.49	B of A MM
				Calculated Ending Balance	4,558,540.38	B of A MM

				Balance per cash log	4,558,540.38	B of A MM
				Difference	0.00	B of A MM

Three-Five Systems, Inc.
July 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256